                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported) November 3, 2000.

                              THE LOEWEN GROUP INC.
             (Exact name of registrant as specified in its charter)

   British Columbia, Canada                0-18429                            98-0121376
 ------------------------------      ------------------------     ---------------------------------
(State or other jurisdiction of      (Commission File Number)     (IRS Employer Identification No.)
        incorporation)
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             4126 Norland Avenue, Burnaby, British Columbia    V5G 3S8
             ----------------------------------------------------------
                (Address of principal executive offices)      (zip code)



         Registrant's telephone number, including area code 604-299-9321
                                                            ------------


                                       N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)



                                                      Exhibit Index is on page 3
                                                                     Page 1 of 5
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ITEM 5. OTHER EVENTS.

Pursuant to Form 8-K, General Instructions F, registrant hereby incorporates by reference the press release attached hereto as Exhibit 99.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

        Exhibit No.  Description

        Exhibit 99   The Loewen Group Inc. Press Release dated November 3, 2000.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 3, 2000.

                                                  THE LOEWEN GROUP INC.


                                                  By: /s/ Peter S. Hyndman
                                                      --------------------------
                                                  Name:    Peter S. Hyndman
                                                  Title:   Corporate Secretary


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                                  EXHIBIT INDEX

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                                                                     Sequential
Number                 Exhibit                                       Page Number
------                 -------                                       -----------
  99                   The Loewen Group Inc.                             4
                       Press Release dated November 3, 2000
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THE LOEWEN GROUP INC.
--------------------------------------------------------------------------------
(TSE:LWN)                                                                   NEWS

Media Contact:      James Hoggan & Associates Inc.
                    Karen Cook Boas or Anna Wright
                    (604) 739-7500 or
                    Email kcook@hoggan.com
                    Email awright@hoggan.com

Investor Contact:  (800) 347-7010


                             FOR IMMEDIATE RELEASE

                       THE LOEWEN GROUP APPOINTS NEW CFO
                    _______________________________________

VANCOUVER, BC - November 3, 2000 - THE LOEWEN GROUP INC. (TSE: LWN), today announced the appointment of Kenneth Sloan, 51, of Toronto, as its new Chief
Financial Officer.

Mr. Sloan was most recently Senior Executive Vice President, Finance and
Planning and Chief Financial Officer at Shoppers Drug Mart Ltd.

In announcing the appointment, Loewen President and Chief Executive Officer,
Paul Houston said "Ken Sloan brings to Loewen more than 20 years experience in multi-unit, consumer focused businesses. This background is an ideal fit with Loewen's goal of becoming a superior operating company and the leader in the field of funeral and cemetery services."

Mr. Sloan will commence his duties on November 6 and will be located at Loewen's newly established Executive Office in Toronto. A Chartered Accountant, Mr. Sloan also holds an M.B.A. from York University. Prior to joining Shoppers Drug Mart
Ltd., he held senior financial positions with Loblaw Companies Ltd., National
Grocers Co. Ltd., and The Quaker Oats Company.

Mr. Houston added "the appointment of Ken Sloan comes at an important time for Loewen; the Company will soon file its Plan of Reorganization and Ken's skills will be extremely helpful in preparing for emergence. Ken's experience includes internal restructuring of large retail business with multiple locations to provide both bottom line gains and consumer service improvements. Ken is not only a proven senior finance executive; he also brings to Loewen highly specialized information technology talent."

Paul Houston, President of The Loewen Group stated "I wish to thank Michael
Cornelissen for his exceptional service as Chief Financial Officer. In July 1999
Michael was asked to assume the role of Chief Financial Officer of the Company and become a key member of the Executive management team. Michael has been invaluable in helping the Company during the emergence process. Michael has chosen not to join the relocation of the Executive offices to Toronto.


                                    - more -
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Michael will continue to assist the Company as we work through the final stages of the Chapter 11/CCAA process."

Based in Vancouver, The Loewen Group Inc. owns or operates more than 1,100 funeral homes and more than 400 cemeteries across the United States, Canada, and the United Kingdom. The Company employs approximately 13,000 people and derives approximately 90 percent of its revenue from its U.S. operations.

                                      # # #

Safe Harbor: Certain statements contained in this press release, including but not limited to information regarding the future economic performance and financial condition of the Company, the plans and objectives of the Company's management and the Company's assumptions regarding such performance and plans, are forward-looking in nature. Additional information concerning important factors that could cause actual results to differ from the forward-looking information contained in this release is included in the Company's publicly filed quarterly and annual reports.